UNITED STATES
                           -------------
                SECURITIES AND EXCHANGE COMMISSION
                ----------------------------------
                      WASHINGTON, D.C. 20549


                             FORM 8-K
                             --------

                          CURRENT REPORT
                          --------------
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):     June 5, 2003
                                                       ------------

                   ANNTAYLOR STORES CORPORATION
                   ----------------------------
      (Exact name of registrant as specified in its charter)


     Delaware                        1-10738                   13-3499319
     --------                        -------                   ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
of  Incorporation)                                           Identification No.)

                       142 West 57th Street
                     New York, New York 10019
                     ------------------------
 (Address, including Zip Code, of Registrant's Principal Executive
                             Offices)

                          (212) 541-3300
                          --------------
       (Registrant's Telephone Number, Including Area Code)


                          ANNTAYLOR, INC.
                          ---------------
      (Exact name of registrant as specified in its charter)

       Delaware                      1-11980                       51-0297083
       --------                      -------                       ----------
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)

                       142 West 57th Street
                     New York, New York 10019
                     ------------------------
 (Address, including Zip Code, of Registrant's Principal Executive
                             Offices)

                          (212) 541-3300
                          --------------
       (Registrant's Telephone Number, Including Area Code)

                          Not Applicable
                          --------------
           (Former Names or Former Addresses, if Changed
                        Since Last Report)

This combined Form 8-K is separately filed by each of AnnTaylor
Stores Corporation and AnnTaylor, Inc. The information contained herein relating to each individual registrant is filed by such registrant on its own behalf.

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


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.
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              (c)    Exhibits.

              99.1   Press Release issued by AnnTaylor Stores
                     Corporation on June 5, 2003.


ITEM 9.       REGULATION FD DISCLOSURE.
-------       -------------------------

       AnnTaylor Stores Corporation issued a Press Release, dated
June 5, 2003. A copy of the Press Release is appended to this report as Exhibit 99.1 and is incorporated herein by reference.


                            SIGNATURES
                            ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                          ANNTAYLOR STORES CORPORATION
                                          ----------------------------

                                          By: /s/ Barbara K. Eisenberg
                                              ----------------------------
                                                  Barbara K. Eisenberg
Date:  June 5, 2003                               Senior Vice President,
                                                  General Counsel and Secretary


                                          ANNTAYLOR, INC.
                                          ---------------

                                          By: /s/ Barbara K. Eisenberg
                                              ----------------------------
                                                  Barbara K. Eisenberg
Date:  June 5, 2003                               Senior Vice President,
                                                  General Counsel and Secretary










                              Page 2

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

                           EXHIBIT INDEX
                           -------------


Exhibit No.                          Description
-----------                          -----------

    99.1               Press Release issued by AnnTaylor Stores Corporation on
                       June 5, 2003.


























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